EDUCATION REALTY TRUST, INC.	Exhibit 99.2

SECOND QUARTER 2010
SUPPLEMENTAL FINANCIAL INFORMATION
TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Wholly-Owned Community Operating Results	5

Wholly-Owned Community Statistics	6

Legacy-Community Statistics	7

Place-Community Statistics	8

Preleasing Statistics	9

Development Update	10

Capital Structure	11

Community Listing - Wholly-Owned	12

Investor Information	13

Definitions	14

Safe Harbor Statement	15

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:

	Three months ended June 30,				Six months ended June 30,
	2010	2009	$ Chg	% Chg	2010	2009	$ Chg	% Chg
Community revenues	$28,394	$27,967	$427	1.5%	$58,045	$57,280	$765	1.3%
Total revenues	31,706	31,985	(279)	-0.9%	64,824	65,854	(1,030)	-1.6%

Community net operating income	15,186	15,038	148	1.0%	31,399	31,181	218	0.7%
Total operating income (loss)	5,030	6,069	(1,039)	-17.1%	11,086	13,420	(2,334)	-17.4%

Net income (loss)	(590)	231	(821)		(420)	664	(1,084)
Per share - basic & diluted	(0.01)	0.01	(0.02)		(0.01)	0.02	(0.03)

Funds from operations (FFO)	6,895	7,254	(359)		14,710	15,049	(339)
Per weighted average share/unit (1)	0.12	0.24	(0.12)		0.25	0.50	(0.25)

Funds from operations adjusted (FFOA)	7,029	6,424	605		15,017	14,219	798
Per weighted average share/unit (1)	$0.12	$0.22	$(0.10)		$0.26	$0.48	$(0.22)

BALANCE SHEET DATA:

	6/30/2010	6/30/2009
Debt to gross assets	42.1%	52.7%
Net debt to enterprise value	51.7%	78.9%
Interest coverage ratio (TTM)	2.1	2.0

(1)	FFO and FFOA per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact see page 4 for detailed calculation.

EDUCATION REALTY TRUST, INC.

BALANCE SHEET
(Amount in thousands, except share data)

	June 30, 2010	December 31, 2009
	(unaudited)
Assets
Student housing properties, net (1)	$743,462	$749,884
Cash and cash equivalents	23,348	31,169
Restricted cash	5,167	4,579
Other assets	19,078	18,981

Total assets	$791,055	$804,613

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$399,243	$406,365
Accounts payable and accrued expenses	14,708	11,658
Deferred revenue	7,071	10,346
Total liabilities	421,022	428,369

Commitments and contingencies	-	-

Redeemable noncontrolling interests	10,725	11,079

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 56,823,288 and 56,705,605 shares issued and outstanding June 30, 2010 and December 31, 2009, respectively	568	567
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	-	-
Additional paid-in capital	407,796	410,455
Accumulated deficit	(49,056)	(48,636)
Total Education Realty Trust, Inc. stockholders' equity	359,308	362,386
Noncontrolling interest	-	2,779
Total equity	359,308	365,165

Total liabilities and equity	$791,055	$804,613

(1)	Amount is net of accumulated depreciation of $156,028 and $141,507 as of June 30, 2010 and December 31, 2009, respectively

EDUCATION REALTY TRUST, INC.

OPERATING RESULTS
(Amounts in thousands, except per share data, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	$ Change	2010	2009	$ Change
Revenues:
Student housing leasing revenue	$28,394	$27,967	$427	$58,045	$57,280	$765
Third-party development services	648	1,259	(611)	1,341	2,716	(1,375)
Third-party management services	707	723	(16)	1,573	1,632	(59)
Operating expense reimbursements	1,957	2,036	(79)	3,865	4,226	(361)
Total revenues	31,706	31,985	(279)	64,824	65,854	(1,030)

Operating expenses:
Student housing leasing operations	13,208	12,929	279	26,646	26,099	547
General and administrative	4,036	3,841	195	8,336	7,835	501
Depreciation and amortization	7,475	7,110	365	14,891	14,274	617
Reimbursable operating expenses	1,957	2,036	(79)	3,865	4,226	(361)
Total operating expenses	26,676	25,916	760	53,738	52,434	1,304

Operating income	5,030	6,069	(1,039)	11,086	13,420	(2,334)

Nonoperating expenses:
Interest expense	5,518	6,150	(632)	11,129	12,502	(1,373)
Amortization of deferred financing costs	334	218	116	668	519	149
Interest income	(111)	(105)	(6)	(228)	(154)	(74)
Gain on extinguishment of debt	-	(830)	830	-	(830)	830
Total nonoperating expenses	5,741	5,433	308	11,569	12,037	(468)

Income (loss) before equity in earnings of unconsolidated entities, income taxes, redeemable noncontrolling interests and discontinued operations	(711)	636	(1,347)	(483)	1,383	(1,866)

Equity in earnings of unconsolidated entities	7	46	(39)	86	146	(60)
Less: Income tax expense (benefit)	(102)	502	(604)	(176)	690	(866)
Less: Income (loss) attributable to redeemable noncontrolling interests	(16)	(63)	47	189	138	51
Loss from discontinued operations	-	(2)	2	-	(18)	18

Net income (loss)	(586)	241	(827)	(410)	683	(1,093)

Less: Net income attributable to the noncontrolling interests	4	10	(6)	10	19	(9)
Net income (loss) attributable to Education Realty Trust, Inc.	$(590)	$231	$(821)	$(420)	$664	$(1,084)

Earnings per share information:
Net income (loss) attributable to Education Realty Trust, Inc. common shareholders per share - basic and diluted	$(0.01)	$0.01	$(0.02)	$(0.01)	$0.02	$(0.04)

Weighted-average common shares outstanding - basic	56,933	28,520		56,847	28,518

Weighted-average common shares outstanding - diluted	56,933	29,641		56,847	29,639

EDUCATION REALTY TRUST, INC.

FUNDS FROM OPERATIONS
(Amounts in thousands, except per share data, unaudited)

	Three months ended June 30,			Six months ended June 30,
	2010	2009	Change	2010	2009	Change

Net income (loss) attributable to Education Realty Trust, Inc.	$(590)	$231	$(821)	$(420)	$664	$(1,084)

Real estate related depreciation and amortization	7,373	6,954	419	14,683	13,959	724
Equity portion of real estate depreciation and amortization on equity investees	124	122	2	248	244	4
Depreciation and amortization of discontinued operations	-	-	-	-	25	(25)
Noncontrolling interests	(12)	(53)	41	199	157	42
Funds from operations ("FFO")	6,895	7,254	(359)	14,710	15,049	(339)

Elimination of refinancing and reorganization charges:
Elimination of gain on extinguishment of debt	-	(830)	830	-	(830)	830
Reorganization/severance costs, net of tax	134	-	134	307	-	307
Impact of refinancing and reorganization charges	134	(830)	964	307	(830)	1,137

Funds from operations - adjusted ("FFOA")	$7,029	$6,424	$605	$15,017	$14,219	$798

FFO per weighted average share/unit (1)	$0.12	$0.24	$(0.12)	$0.25	$0.50	$(0.25)
FFOA per weighted average share/unit (1)	$0.12	$0.22	$(0.10)	$0.26	$0.48	$(0.22)

Weighted average shares/units (1)	58,186	29,894	28,292	58,141	29,888	28,253

(1)	FFO and FFOA per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY OPERATING RESULTS
(Amounts in thousands, unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change
Revenues
Legacy-communities	$21,458	$21,942	$(484)	-2.2%	$43,842	$45,185	$(1,343)	-3.0%
Place-communities	5,463	5,268	195	3.7%	11,012	10,572	440	4.2%
Total Same-community	26,921	27,210	(289)	-1.1%	54,854	55,757	(903)	-1.6%

New-communities	1,473	757	716	NM	3,191	1,523	1,668	NM
Total revenues	28,394	27,967	427	1.5%	58,045	57,280	765	1.3%

Operating expenses (1)
Legacy-communities	9,754	9,770	(16)	-0.2%	19,744	19,821	(77)	-0.4%
Place-communities	2,853	2,794	59	2.1%	5,685	5,536	149	2.7%
Total Same-community	12,607	12,564	43	0.3%	25,429	25,357	72	0.3%

New-communities	601	365	236	NM	1,217	742	475	NM
Total operating expenses	13,208	12,929	279	2.2%	26,646	26,099	547	2.1%

Net operating income
Legacy-communities	11,704	12,172	(468)	-3.8%	24,098	25,364	(1,266)	-5.0%
Place-communities	2,610	2,474	136	5.5%	5,327	5,036	291	5.8%
Total Same-community	14,314	14,646	(332)	-2.3%	29,425	30,400	(975)	-3.2%

New-communities	872	392	480	NM	1,974	781	1,193	NM
Total net operating income	$15,186	$15,038	$148	1.0%	$31,399	$31,181	$218	0.7%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Change		2010	2009	Change

Occupancy
Physical	85.8%	85.8%	-	bps	87.8%	87.6%	20	bps
Economic	83.4%	84.6%	(120)	bps	86.0%	87.1%	(110)	bps

NarPAB	$350	$352	-0.7%		$360	$362	-0.7%
Other income per avail. bed	$22	$24	-8.0%		$20	$23	-11.4%
RevPAB	$372	$376	-1.2%		$380	$385	-1.3%

Operating expense per bed	$173	$174	-0.5%		$174	$176	-0.6%

Operating margin	53.5%	53.8%	(29)	bps	54.1%	54.4%	(34)	bps

Design Beds	76,362	74,346	2.7%		152,724	148,710	2.7%

EDUCATION REALTY TRUST, INC.

LEGACY-COMMUNITY STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Change		2010	2009	Change

Occupancy
Physical	88.2%	87.7%	51	bps	90.3%	90.0%	29	bps
Economic	86.6%	86.3%	30	bps	89.4%	89.6%	(20)	bps

NarPAB	$365	$371	-1.8%		$376	$385	-2.4%
Other income per avail. bed	$25	$27	-7.6%		$22	$25	-11.2%
RevPAB	$390	$398	-2.2%		$398	$410	-3.0%

Operating expense per bed	$177	$177	-0.2%		$179	$180	-0.4%

Operating margin	54.5%	55.5%	(100)	bps	55.0%	56.1%	(110)	bps

Design Beds	55,080	55,080	0.0%		110,160	110,178	0.0%

EDUCATION REALTY TRUST, INC.

PLACE-COMMUNITY STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Change		2010	2009	Change

Occupancy
Physical	81.9%	79.0%	290	bps	83.0%	79.3%	370	bps
Economic	78.8%	76.7%	210	bps	79.5%	76.7%	280	bps

NarPAB	$293	$283	3.5%		$295	$283	4.2%
Other income per avail. bed	$16	$15	6.7%		$16	$16	0.0%
RevPAB	$309	$298	3.7%		$311	$299	4.0%

Operating expense per bed	$161	$158	1.9%		$161	$157	2.5%

Operating margin	47.8%	47.0%	81	bps	48.4%	47.6%	74	bps

Design Beds	17,682	17,682	0.0%		35,364	35,364	0.0%

EDUCATION REALTY TRUST, INC.

Preleasing Statistics

		As of July 19th
		2010-2011		2009-2010			Fall 2009
Community	Primary University	Leases	%	Leases	%	Design Beds	Beginning Occupancy

The Reserve at Clemson	Clemson University	447	75.8%	560	94.9%	590	97.3%
Players Club	Florida State University	336	100.0%	324	96.4%	336	99.1%
The Commons	Florida State University	458	62.6%	540	73.8%	732	87.6%
University Towers	North Carolina State University	936	98.2%	953	100.0%	953	100.0%
The Reserve on Perkins	Oklahoma State University	665	90.8%	548	74.9%	732	86.2%
The Pointe	Pennsylvania State University	984	100.0%	984	100.0%	984	100.0%
College Station at West Lafayette	Purdue University	844	87.9%	910	94.8%	960	99.0%
The Reserve on Frankford	Texas Tech University	634	86.0%	550	74.6%	737	92.0%
Commons on Kinnear	The Ohio State University	479	95.4%	454	90.4%	502	97.4%
NorthPointe	University of Arizona	573	62.8%	695	76.2%	912	93.5%
The Reserve at Star Pass	University of Arizona	719	70.5%	560	54.9%	1,020	71.1%
The Lofts	University of Central Florida	676	92.5%	647	88.5%	731	98.2%
The Reserve at Athens	University of Georgia	463	75.7%	597	97.5%	612	100.0%
The Reserve on West 31st	University of Kansas	668	93.6%	540	75.6%	714	92.3%
The Reserve at Columbia	University of Missouri	676	100.0%	671	99.3%	676	99.9%
The Pointe at South Florida	University of South Florida	719	71.8%	668	66.7%	1,002	87.2%
The Commons at Knoxville	University of Tennessee	553	78.1%	657	92.8%	708	95.3%
The Gables	Western Kentucky University	287	99.7%	276	95.8%	288	100.0%
The Pointe at Western	Western Michigan University	766	87.4%	673	76.8%	876	93.3%
Campus Creek	University of Mississippi	636	100.0%	573	90.1%	636	96.4%
Pointe West	University of South Carolina	394	82.1%	363	75.6%	480	89.0%
College Grove	Middle Tennessee State Univ.	599	69.3%	631	73.0%	864	91.2%
Campus Lodge	University of Florida	888	79.6%	1,116	100.1%	1,115	98.0%
The Reserve on South College	Auburn University	517	89.8%	375	65.1%	576	76.7%
The Avenue at Southern	Georgia Southern Univ.	404	64.7%	350	56.1%	624	77.9%
The Reserve at Saluki Pointe	Southern Illinois University	589	76.7%	461	60.0%	768	75.8%
University Village on Colvin	Syracuse University	432	100.0%	272	63.0%	432	79.2%
Same-communites - excluding Place		16,342	83.5%	15,948	81.5%	19,560	91.5%

Clayton Place	Clayton State University	246	28.8%	186	21.8%	854	42.7%
Berkeley Place	Clemson University	479	99.8%	477	99.4%	480	99.8%
Clemson Place	Clemson University	285	99.0%	285	99.0%	288	99.7%
The Pointe at Southern	Georgia Southern Univ.	423	80.1%	324	61.4%	528	98.5%
The Reserve at Jacksonville	Jacksonville State University	358	71.0%	238	47.2%	504	67.1%
The Chase at Murray	Murray State Univ.	408	100.0%	397	97.3%	408	99.8%
Cape Place	Southeast Missouri State Univ.	360	100.0%	358	99.4%	360	100.0%
Troy Place	Troy University	336	82.4%	329	80.6%	408	90.9%
The Reserve at Martin	University of TN at Martin	333	86.7%	278	72.4%	384	87.5%
Carrollton Place	Univ. of West GA	336	100.0%	263	78.3%	336	87.8%
River Place	Univ. of West GA	447	88.7%	492	97.6%	504	95.2%
Western Place	Western Kentucky University	472	93.7%	469	93.1%	504	99.4%
Place-communitites		4,483	80.7%	4,096	73.7%	5,558	84.3%

Same-community - Wholly-owned		20,825	82.9%	20,044	79.8%	25,118	89.8%

EDUCATION REALTY TRUST, INC.

DEVELOPMENT UPDATE
(Amounts in thousands except bed counts)

ONE PLAN AND PARTICIPATING PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees

University of Texas at Austin	TBD	Fall 2011	Summer 2013	TBD	NA
Science + Technology Park at Johns Hopkins	572		Summer 2012	$60,100	$2,100

	572			$60,100	$2,100

THIRD-PARTY PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Six Months Ended June 30, 2010	Remaining Fees to Earn

Colorado State University - Pueblo Phase II	500		August 2010	$34,058	$1,583	$1,051	$513	$19
Indiana University of Pennsylvania Phase IV	596		September 2010	37,029	1,187	605	536	46
SUNY College of Env. Science & Forestry	454		August 2011	28,201	1,174	-	67	1,107

Projects Under Construction - Total	1,550			99,288	3,944	1,656	1,116	1,172

East Stroudsburg University - Pennsylvania	984	August 2010	August 2011	59,975	2,253			2,253
West Chester University of Pennsylvania Phase II	886	TBD	TBD	48,200	1,700			1,700
Mansfield University of Pennsylvania	634	August 2010	August 2011	32,956	1,528			1,528

Recently Awarded Projects - Total	2,504			141,131	5,481	-	-	5,481

Total Third-Party Projects	4,054			$240,419	$9,425	$1,656	$1,116	$6,653

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE, as of June 30, 2010
(dollars in thousands)

Total Debt to Gross Assets
Debt (1)	$398,645
Gross Assets (2)	$947,083
Debt to Gross Assets	42.1%

Net Debt to Enterprise Value
Net Debt (1)	$375,297
Market Equity (3)	350,462
Enterprise Value	$725,759
Net Debt to Enterprise Value	51.7%

Interest coverage (TTM)	2.1	x
Net Debt to EBITDA (TTM)	7.6	x

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$325,775	5.91%	81.7%	5.11	years
Variable Rate - Mortgage Debt	48,975	3.67%	12.3%	3.50	years
Variable Rate - Construction Debt	23,895	1.61%	6.0%	1.72	years
Total / Weighted Average	$398,645	5.38%	100.0%	4.71	years

Future Maturities
Fiscal Year Ending	Amortization	Maturities	Total	Percentage
2010	$2,166	$-	$2,166	0.5%
2011	4,532	8,825 (4)	13,357	3.4%
2012	4,196	78,884	83,080	20.8%
2013	4,156	28,872	33,028	8.3%
2014	45,437	54,678	100,115	25.1%
Thereafter	8,208	158,690	166,899	41.9%
Mortgage Debt (1)	68,695	329,949	398,645	100.0%
Revolving Credit Facility	-	-	-
Gross Debt (1)	$68,695	$329,949	398,645
Cash			23,348
Net Debt			$375,297

(1)	Excludes unamortized debt premium of $0.6 million.
(2)	Excludes accumulated depreciation of $156,028 as of June 30, 2010.
(3)
Market equity includes 57,008,792 shares of the Company's common stock and 1,110,995 operating partnership units and is calculated using $6.03, the closing price per share of the Company's common stock on June 30, 2010.

(4)	Maturities in 2011 relate to a construction loan that has a two year extension option which the Company expects to exercise.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - WHOLLY-OWNED

Name	Primary University Served	Acquisition Date	# of Beds

The Reserve at Clemson	Clemson University	Jan ’05	590
Players Club	Florida State University	Jan ’05	336
The Commons	Florida State University	Jan ’05	732
University Towers	North Carolina State University	Jan ’05	953
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Pointe	Pennsylvania State University	Jan ’05	984
College Station at West Lafayette	Purdue University	Jan ’05	960
The Reserve on Frankford	Texas Tech University	Jan ’05	737
Commons on Kinnear	The Ohio State University	Jan ’05	502
NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Lofts	University of Central Florida	Jan ’05	731
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve on West 31st	University of Kansas	Jan ’05	714
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
The Commons at Knoxville	University of Tennessee	Jan ’05	708
The Gables	Western Kentucky University	Jan ’05	288
The Pointe at Western	Western Michigan University	Jan ’05	876
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,115
The Reserve on South College	Auburn University	Jul ’05	576
The Avenue at Southern	Georgia Southern University	Jun ’06	624
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
University Village on Colvin	Syracuse University	Aug '09	432
	Sub-Total Wholly-Owned Communties - Excluding Place		19,560

Name	Primary University Served	Acquisition Date	# of Beds

Clayton Place	Clayton State University	Jan ’06	854
Berkeley Place	Clemson University	Jan ’06	480
Clemson Place	Clemson University	Jan ’06	288
The Pointe at Southern	Georgia Southern University	Jan ’06	528
The Reserve at Jacksonville	Jacksonville State University	Jan ’06	504
Collegiate Village	Macon State College	Jan ’06	336
The Chase at Murray	Murray State University	Jan ’06	408
Cape Place	Southeast Missouri State University	Jan ’06	360
Troy Place	Troy University	Jan ’06	408
The Reserve at Martin	University of TN at Martin	Jan ’06	384
Carrolton Place	University of West GA	Jan ’06	336
River Place	University of West GA	Jan ’06	504
Western Place	Western Kentucky University	Jan ’06	504
	Sub-Total Place-Communities		5,894

	Total Wholly-Owned		25,454

EDUCATION REALTY TRUST, INC.

INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer

Corporate Headquarters	Investor Relations
Education Realty Trust, Inc.	ICR, LLC
530 Oak Court Drive, Suite 300	Brad Cohen
Memphis, TN 38117	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Michelle Ko	(646) 855-1802
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
Keete, Bruyette & Woods	Haendel St. Juste	(212) 887-3842
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Macquarie Capital	Michael J. Levy	(212) 231-2626
Morgan Keegan & Company	Stephen Swett	(212) 508-7585
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Dustin Pizzo	(212) 713-4847

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.

EDUCATION REALTY TRUST, INC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This supplemental financial information contains forward-looking statements. Statements about the Company’s business that are not historical facts are “forward-looking statements.” Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our Quarterly Reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.